UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 1, 2012

CORNERSTONE CORE PROPERTIES

REIT, INC.

 (Exact name of registrant as specified in its charter)

Maryland	000-52566	73-1721791
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1920 Main Street, Suite 400

Irvine, California 92614

(Address of principal executive offices)

(949) 852-1007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events

Attached hereto as Exhibit 99.1 is a communication that Cornerstone Core Properties REIT, Inc. is sending to its security holders.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Communication to security holders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE CORE PROPERTIES REIT, INC.

Dated: March 2, 2012	By:	/s/ Stephen I. Robie
Stephen I. Robie,
Chief Financial Officer, Treasurer and Secretary